Goodwill	6 Months Ended
Jun. 30, 2020
Reconciliation of changes in goodwill [abstract]
Goodwill
7.	Goodwill

The change in carrying value is as follows:

Carrying amount
$
At January 1, 2019	8,210
Impact of foreign exchange rate changes	(160)
At December 31, 2019	8,050
Impact of foreign exchange rate changes	4
At June 30, 2020	8,054

Management evaluated goodwill for impairment based on the Company’s share price, which declined during the first quarter of 2020 and remained low during the second quarter of 2020, and the Company’s declining cash balance from continuing losses to June 30, 2020. This assessment is based on fair value less costs of disposal based on the Company’s market capitalization at June 30, 2020, its issued and outstanding common shares less estimated cost of disposal of approximately $1,132. There was no impairment assessed at June 30, 2020.